                                                                   EXHIBIT 10.25

                       FOURTH LOAN MODIFICATION AGREEMENT

     This Fourth Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of November 26, 2003 , by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ART TECHNOLOGY GROUP, INC., a Delaware corporation with its principal place of business at 25 First Street, Cambridge, Massachusetts 02141 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 13, 2002, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of June 13, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of September 27, 2002, as further amended by a certain Amendment dated as of October __, 2002, as further amended by a certain Second Loan Modification Agreement dated as of December 24, 2002, and as further amended by a certain Third Loan Modification Agreement dated as of October 20, 2003 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the third sentence of Section 2.1.2 (a), in its entirety, and inserting in lieu thereof the following:

                    "Each Letter of Credit shall have an expiry date no later than 364 days after the Revolving Maturity Date provided Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms reasonably acceptable to Bank on and after (i) the Revolving Maturity Date if the term of this Agreement is not extended by Bank, or (ii) the occurrence of an Event of Default hereunder."

          2. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.4 (e ) thereof:

                    "(e) Compensating Balance/Compensating Balances Fees. In the event, at any time, Borrower maintains less than $27,000,000 in unrestricted cash with Bank, of which at least $3,000,000 shall be maintain in Borrower's sweep account (account no. 3300070667) at Bank, Borrower shall pay such fees and expenses as Bank shall determine, in its sole and exclusive discretion, to compensate Bank for its loss on income on such deposit balance (the "Additional Fees")."

               and inserting in lieu thereof the following:

                    "(e) Compensating Balance/Compensating Balances Fees. In the event, at any time, Borrower maintains less than $25,000,000 in unrestricted cash with Bank, Borrower shall pay such fees and expenses as Bank shall determine, in its sole and exclusive discretion, to compensate Bank for its loss on income on such deposit

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                    balance (the "Additional Fees")."

          3. The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.2 thereof:

                    "6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                                   (a)  Borrower shall deliver to Bank: (i) as
                    soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than forty-five (45) days after the last day of each of Borrower's fiscal quarters, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (iii) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; (v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property; and (vi) budgets, sales projections, operating plans or other financial information reasonably requested by Bank.

                                   (c)  Within thirty (30) days after the last
                    day of each month and also forty-five (45) days after the last day of each of Borrower's fiscal quarters, Borrower shall deliver to Bank with the monthly and quarterly financial statements a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT D."

                    and inserting in lieu thereof the following:

                    "6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                                   (a)  Borrower shall deliver to Bank: (i) as
                    soon as available, but no later than one hundred twenty
                    (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (ii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Five Hundred Thousand Dollars ($500,000.00) or more; (iii) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property; and (iv) budgets, sales projections, operating plans or other financial information reasonably requested by Bank.

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                                   (c) Within five (5) days after filing copies
                    of all of Borrower's reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission, Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT D."

          4. The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7(a) thereof:

                    "(a) LIQUIDITY. Borrower shall have at all times, to be tested as of the last day of each month, unrestricted and unencumbered cash equal to or greater than $40,000,000.00."

               and inserting in lieu thereof the following:

                    "(a) LIQUIDITY. Borrower shall have at all times, to be tested as of the last day of each month, unrestricted and unencumbered cash equal to or greater than $25,000,000 .00."

          5. The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7(b) thereof:

                    "(b) PROFITABILITY. Borrower shall have quarterly net losses of not more than (i) $4,500,000.00 for the quarter ending December 31, 2002; (ii) $4,000,000.00 for the quarter ending March 31, 2003; (iii) $2,000,000.00 for the quarter ending June 30, 2003; (iv) $1,000,000.00 for each quarter thereafter. In calculating Borrower's profitability hereunder, Bank will exclude a restructuring charge not to exceed $25,000,000 in the aggregate (of which (x) not more than $7,500,000 will be used for non-lease cash obligations payable within twelve months and (y) not more than $12,000,000 will be used for cash payments for lease termination obligations payable within twelve months), which restructuring charge may be taken by Borrower in each of (or any of) the quarters ending December 31, 2002, March 31, 2003, June 30, 2003 and September 30, 2003."

               and inserting in lieu thereof the following:

                    "(b) PROFITABILITY. Borrower shall have quarterly net losses of not more than (i) $3,500,000.00 for the quarter ending December 3 1, 20 03; (ii) $3,000,000.00 for the quarter ending March 31, 200 4; (iii) $2,000,000.00 for the quarter ending June 30, 2004; (iv) $2,000,000.00 for the quarter ending September 30, 20 04; (v) $1,000,000.00 for each quarter thereafter."

          6. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13 thereof, in its entirety:

                    ""REVOLVING MATURITY DATE" is December 26, 2003."

               and inserting in lieu thereof the following:

                    ""REVOLVING MATURITY DATE" is November 25, 2004."

          7. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto .

4. FEES. Borrower shall pay to Bank: (a) a commitment fee equal to $78,287.67, and (b) a modification fee equal

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to $5,000.00, which fees shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of June 13, 2002 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement (with the exception of the Intellectual Property Collateral set forth on Schedule 5 attached hereto) and shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 13, 2002 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate has not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER .Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying up on Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [The remainder of this page is intentionally left blank]

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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                              BANK:

ART TECHNOLOGY GROUP, INC.             SILICON VALLEY BANK, doing business as
                                       SILICON VALLEY EAST

By:    /s/ Edward Terino               By:    /s/ Michael D. Sinclair
      ----------------------------           -----------------------------------
Name:  Edward Terino                   Name:  Michael D. Sinclair
      ----------------------------           -----------------------------------
Title: Chief Financial Officer         Title: Vice President
      ----------------------------           -----------------------------------

                                       SILICON VALLEY BANK

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------
                                       (signed in Santa Clara County,
                                       California)

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                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM: ART TECHNO LOGY GROUP , INC.

         The undersigned authorized officer of ART TECHNOLOGY GROUP, INC. certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending __ ___ ___ ___ ___ _ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the term s of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                     REQUIRED                              COMPLIES
------------------                                     --------                              --------
Annual (CPA Audited)                              FYE within 120 days                         Yes No

     FINANCIAL COVENANT                        REQUIRED                       ACTUAL         COMPLIES
     ------------------                        --------                       ------         --------
Maintain on a Monthly Basis:
  Minimum Liquidity                               $*                         $________        Yes No

Maintain on a Quarterly Basis:
 Profitability:                                   $**                        $________        Yes No

*See Section 6.7(a) of the Agreement
**See Section 6.7(b) of the Agreement

COMMENTS REGARDING EXCEPTIONS:
  See Attached.
                                                    BANK USE ONLY
Sincerely,
                                           Received by: _____________________
                                                          AUTHORIZED SIGNER
_____________________________
SIGNATURE
                                           Date: ____________________________
_____________________________
                                           Verified: ________________________
TITLE
                                                         AUTHORIZED SIGNER
_____________________________
                                           Date: ____________________________
DATE
802168